UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 1, 2018

Date of Report (Date of earliest event reported)

Axsome Therapeutics, Inc..

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

25 Broadway, 9th Floor
New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 332-3241

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders (the “Annual Meeting”) of Axsome Therapeutics, Inc. (the “Company”) held on June 1, 2018, the following proposals were submitted to the stockholders of the Company:

Proposal 1:                                   The election of two directors to serve as Class III directors until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal 2:                                   The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”). Of the 25,550,492 shares of the Company’s common stock entitled to vote at the Annual Meeting, 21,888,049 shares, or approximately 86%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:                                   Election of Class III Directors.

The Company’s stockholders elected the following directors to serve as Class III directors until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Herriot Tabuteau, M.D.	11,712,417	845,377	9,330,255
Mark Coleman, M.D.	11,716,735	841,059	9,330,255

Proposal 2:                                   Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
21,284,957	585,885	17,207	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Date: June 5, 2018	By:	/s/ Herriot Tabuteau, M.D.
Name: Herriot Tabuteau, M.D.
Title: Chief Executive Officer